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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 28, 2001


                          NAPCO SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                               0-10004                 11-2277818
(State of other jurisdiction        (Commission                  (I.R.S.
of incorporation                    File Number)                 Employer
                                                             Identification No.)


                                333 BAYVIEW AVE.
                              AMITYVILLE, NY 11701
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code: (631) 842-9400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

New Directors

         On February 28, 2001, the Board of Directors of Napco Security Systems, Inc. (the "Company") expanded the Board of Directors to six (6) directors and elected Arnold Blumenthal and Donna A. Soloway to be directors.

         Arnold Blumenthal (74) joined PTN Publishing in 1969 as Editor for Photo Trade News and Photographic Processing. In 1971, he assisted in founding Security Industry and Product News (later renamed Security Dealer) and became Associate Publisher. Mr. Blumenthal has served as Group Publisher for SECURITY DEALER, SECURITY TECH & DESIGN, LOCKSMITH LEDGER and ADVANCED IMAGING. During his tenure at PTN Publishing (now Cygnus Publishing) he has also been Publisher of LAW ENFORCEMENT TECHNOLOGY, ECON and MAINTENANCE SUPPLIES. For more than the past five years, Mr. Blumenthal has been Group Publisher of SECURITY DEALER magazine at Cygnus Business Media, Inc.

         Donna A. Soloway (52) has held positions and received awards as follows: Accessory and Sportswear Buyer, Abraham & Straus, Accessory and Sportswear Buyer, Almart Stores, President and CEO of Le Knack Boutiques, Ltd; Board of Directors of Auxiliary of NYU Medical Center since 1987 and President 1996 - 1999, Board of Trustees NYU Medical Center 1969 - 1999; Board of Directors for Metropolitan Burglar and Fire Alarm Association 1991 - 1995, Executive Board 1992 - 1995; Vice President, Secretary and Treasurer; Board of Directors Security Industry Association (SIA) 1992- 1994; Chair of Awards Committee since 1993; winner of SIA President's Award 2000; Director and Secretary of SAINTS (Safety, Awareness and Independence Now Through Security) Foundation, Inc.; published over 100 articles for various security industry publications and newsletters since 1991; and monthly columnist for SECURITY DEALER magazine called "On the Security Scene" since 1992. Ms. Soloway is the wife of Richard Soloway, the Chairman and President of the Company.

         This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Actual results may differ from the results discussed in the forward-looking statements due to many factors including, without limitation, the unanticipated loss of business from major customers and/or additional business from existing or new customers.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.


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         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


         (c)      EXHIBITS.


                  Exhibit 99.1 Press Release of NAPCO SECURITY SYSTEMS, INC. dated March 7, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NAPCO SECURITY SYSTEMS, INC.


Date: March 7, 2001         By:  /S/RICHARD SOLOWAY
                                 ------------------------------------------
                                 Richard Soloway
                                 Chairman, President and Chief Executive Officer






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